UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2024

ACACIA RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37721	95-4405754
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

767 Third Avenue,
6th Floor
New York,
NY	10017
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (332) 236-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ACTG	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

EXPLANATORY NOTE

As previously disclosed in the Current Report on Form 8-K filed by Acacia Research Corporation (the “Company”) on April 17, 2024 with the U.S. Securities and Exchange Commission (the “Original Form 8-K”), on April 17, 2024 (the “Closing Date”), BE Anadarko II, LLC (“BE Anadarko”), a subsidiary of Benchmark Energy II, LLC (together with its subsidiaries, “Benchmark”), a majority-owned subsidiary of the Company, consummated the previously announced transactions contemplated in the Purchase and Sale Agreement (the “Purchase Agreement”), dated February 16, 2024, by and among Benchmark and Revolution Resources II, LLC, Revolution II NPI Holding Company, LLC, Jones Energy, LLC, Nosley Assets, LLC, Nosley Acquisition, LLC, and Nosley Midstream, LLC (collectively, “Revolution”). The Purchase Agreement was reported in the Current Report on Form 8-K filed by the Company on February 20, 2024 with the Securities and Exchange Commission. Pursuant to the Purchase Agreement, on the Closing Date Benchmark purchased and Revolution sold certain upstream assets and related facilities (the “Assets”) in Texas and Oklahoma, upon the terms and subject to the conditions of the Purchase Agreement (such purchase and sale, together with the other transactions contemplated by the Purchase Agreement, the “Transaction”). Revolution II WI Holding Company, LLC was the holding company for Revolution and the Assets. The Assets represent substantially all of the remaining assets and operations owned by Revolution II WI Holding Company, LLC as of the Closing Date.

The Company is filing this Amendment to amend and supplement the Original Form 8-K to provide the financial statements and pro forma financial information relating to the Transaction required under Item 9.01 of Form 8-K as set forth below, which are incorporated herein by reference, and which were excluded from the Original Form 8-K in reliance on the instructions to such item. This Amendment reports no other updates or amendments to the Original Form 8-K. The pro forma financial information included in this Amendment has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company would have achieved had the Transaction been completed prior to the periods presented in the pro forma financial information and is not intended to project the future results of operations that the Company may achieve after completion of the Transaction.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The Audited Consolidated Financial Statements of Revolution II WI Holding Company, LLC as of and for the year ended December 31, 2023, and the notes related thereto, are filed as Exhibit 99.1 and incorporated herein by reference.

(b)	Pro forma financial information.

The Unaudited Pro Forma Condensed Combined Financial Statements of the Company as of and for the year ended December 31, 2023, and the notes related thereto, are filed as Exhibit 99.2 and incorporated herein by reference. The Unaudited Pro Forma Condensed Combined Financial Statements give effect to the Transaction on the basis, and subject to the assumptions, set forth in accordance with Article 11 of Regulation S-X.

(d)	Exhibits

Exhibit No.	Description of Exhibit
23.1	Consent of BDO USA, P.C.
23.2	Consent of Cawley, Gillespie & Associates, Inc.
99.1	Audited Consolidated Financial Statements of Revolution II WI Holding Company, LLC as of and for the year ended December 31, 2023.
99.2	Unaudited Pro Forma Condensed Combined Financial Statements of Acacia Research Corporation as of and for the year ended December 31, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 3, 2024
ACACIA RESEARCH CORPORATION

	By:	/s/Jason Soncini
	Name:	Jason Soncini
	Title:	General Counsel